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                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 7
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     This Amendment No. 7 (this "Amendment") to the "Credit Agreement" (defined below) is entered into as of June 13, 2001 by and among ARCHIBALD CANDY CORPORATION, an Illinois corporation (the "Borrower"), the financial institutions party to the Credit Agreement (collectively, the "Lenders") and BANK ONE, NA, formerly known as THE FIRST NATIONAL BANK OF CHICAGO, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders.

                                    RECITALS:

     WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 2, 1997, as amended (the "Credit Agreement");

     WHEREAS, the Borrower has notified the Lenders and the Agent that the Borrower wishes to amend the Credit Agreement in certain respects;

     WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions herein set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment in accordance with the provisions of SECTION 3 below, the Credit Agreement is hereby amended as follows:

     The definition of "TERMINATION DATE" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to delete therefrom the date "June 15, 2001" and to substitute therefor the date "June 28, 2001."

     3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective and be deemed effective as of the date hereof (the "Effective Date") if, and only if, the Agent shall have received each of the following:

          (a) four (4) duly executed originals of this Amendment from the Borrower, the Agent and the Lenders;

          (b) an amendment fee of $10,000 for the ratable benefit of the Lenders;


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          (c) Reaffirmation of Guaranty executed by Fannie May Holdings, Inc.,
     Sweet Factory, Inc., Sweet Factory Group, Inc., SF Candy Company and SF Properties, Inc.;

          (d) written certification from an officer of the Borrower that (i) on the Effective Date, no Default or Unmatured Default has occurred and is continuing and (ii) execution, delivery and effectiveness of this Amendment do not and will not conflict with the terms and conditions of the Senior
     Note Indenture and do not and will not trigger an "Event of Default" under the Senior Note Indenture;

          (e) an executed copy of Amendment No. 2 to the Canadian Credit Agreement and such Amendment No. 2 shall be in full force and effect; and

          (f) on or prior to June 14, 2001, an effective commitment letter or other commitment documents, in form and substance acceptable to it, executed and delivered by LaSalle Business Credit, Inc. and the Borrower evidencing LaSalle Business Credit, Inc.'s binding commitment to enter into a credit facility with the Borrower, the proceeds of which, in part, would satisfy in full all outstanding Secured Obligations.

     4. CONDITION SUBSEQUENT. This Amendment shall be null, void and of no force and effect on and after June 22, 2001 if the Agent shall not have received by 12:00 p.m. (Chicago time) in immediately available funds on such date an additional amendment fee of $10,000 for the ratable benefit of the Lenders.

     5.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

          5.1 The Borrower represents and warrants as of the date hereof that:

          (a) Its execution, delivery and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained; and

          (b) This Amendment and the Credit Agreement as amended hereby are its legal, valid and binding obligations, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

          5.2 The Borrower affirms that the representations and warranties contained in the Credit Agreement are true and correct as of the Effective Date.

          5.3 The Borrower affirms that each of the Collateral Documents is in full force and effect as of the date hereof and that the Collateral Documents secure the payment in full of the Secured Obligations.

     6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

        6.1 Upon the effectiveness of this Amendment pursuant to SECTION 3 hereof, on and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit

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Agreement in each Loan Document shall mean and be a reference to the Credit
Agreement as modified hereby.

     6.2 Except as specifically waived or amended herein, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

     7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

     9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK


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     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment No. 7 as of the date first above written.


                             ARCHIBALD CANDY CORPORATION


                             By: /s/ Richard J. Anglin
                                 ----------------------------------------
                             Name: Richard J. Anglin
                             Title: Vice President and CFO


                             BANK ONE, NA, formerly known as The First National Bank of Chicago, individually and as Agent


                             By: /s/ Diane M. Faunda
                                 ----------------------------------------
                                 Name: Diane M. Faunda
                                 Title: Director, Capital Markets


                             FLEET BUSINESS CREDIT CORPORATION, formerly known as Sanwa Business Credit Corporation


                             By: /s/ Donald A. Mastro
                                 ----------------------------------------
                                 Name: Donald A. Mastro
                                 Title: Vice President